Supplement dated February 9, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Convertible Securities Fund	7/1/2022
Effective February 10, 2023 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Yan Jin	Senior Portfolio Manager	Lead Portfolio Manager	2006
David King, CFA	Senior Portfolio Manager	Portfolio Manager	2010
Grace Lee, CAIA	Senior Portfolio Manager	Portfolio Manager	2020
The rest of the section remains the same.
On the Effective Date, the portfolio manager information under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Yan Jin	Senior Portfolio Manager	Lead Portfolio Manager	2006
David King, CFA	Senior Portfolio Manager	Portfolio Manager	2010
Grace Lee, CAIA	Senior Portfolio Manager	Portfolio Manager	2020
Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.
Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.
Ms. Lee joined the Investment Manager in 2014. Ms. Lee began her investment career in 1996 and earned a bachelor’s degree in political science and economics from Stanford University and an M.B.A. from Harvard Business School.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP134_02_004_(02/23)